SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 5, 2003

Duraswitch Industries, Inc.
(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	001-15069 (Commission File Number)	88-0308867 (IRS Employer Identification No.)

234 South Extension Road Mesa, Arizona (Address of principal executive offices)	85210 (Zip Code)

Registrant’s telephone number, including area code (480) 586-3300

Item 9. Regulation FD Disclosure
SIGNATURES
EXHIBIT INDEX
EX-99.1

Item 9. Regulation FD Disclosure

     The Company is furnishing this information required by Item 12 “Results of Operations and Financial Condition” under this Item 9 in accordance with SEC Release No. 33-8216.

     On May 5, 2003, Duraswitch Industries, Inc. reported its first quarter 2003 financial results. A copy of the press release is attached as exhibit 99.1.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Duraswitch Industries, Inc.

Date: May 5, 2003	By:/s/ Robert J. Brilon Robert J. Brilon President, Chief Executive Officer, Chief Financial Officer, Secretary and Treasurer

EXHIBIT INDEX

Exhibit No.	Description:

99.1	Press release dated May 5, 2003